                                                                    Exhibit 10.3
                            PERVASIVE SOFTWARE INC.



                         EMPLOYEE STOCK PURCHASE PLAN


                   (AS ADOPTED EFFECTIVE SEPTEMBER __, 1997)

                            PERVASIVE SOFTWARE INC.
                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------

     I.   PURPOSE OF THE PLAN

          This Employee Stock Purchase Plan is intended to promote the interests of Pervasive Software Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under
Section 423 of the Code.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.  ADMINISTRATION OF THE PLAN

          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III. STOCK SUBJECT TO PLAN

          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 500,000 shares.

          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.  OFFERING PERIODS

          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive or overlapping Offering Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each Offering Period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial Offering Period shall commence at the Effective Time and terminate on the last business day in October 1999. The next Offering Period shall commence on the first business day in May 1998, and subsequent Offering Periods shall commence every six (6) months thereafter on the first business day in November and May each year unless otherwise designated by the Plan Administrator. The Plan Administrator shall have complete discretion to change the start date and the duration of an Offering Period provided a notification to Eligible Employees is distributed prior to the start date of any Purchase Period within an Offering Period for which such change is to be effective and provided, further, that no Offering Period shall have a duration exceeding twenty-seven (27) months.

          C. Each Offering Period shall be comprised of a series of one or more successive Purchase Periods. Purchase Periods shall begin on the first business day in May and November each year and terminate on the last business day in the following October and April, respectively. However, the first Purchase Period under the initial Offering Period shall commence at the Effective Time and terminate on the last business day in April 1998. The Plan Administrator shall have complete discretion to change the start date and the duration of a Purchase Period provided a notification to Eligible Employees is distributed prior to the start date of the Purchase Period and provided, further, that no Purchase Period within an Offering Period shall have a duration exceeding the scheduled expiration date of that Offering Period.

          D. For purposes of calculating the purchase price under Paragraph VII.C, the applicable Offering Period shall be determined as follows:

                -- Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Paragraph V.A above or (C) re-enrollment in a subsequent Offering Period under subparagraph (2) below.

                -- In the event that the Fair Market Value of the Common Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

                -- When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

     V.   ELIGIBILITY

          A. Each Eligible Employee of a Participating Corporation shall be eligible to participate in the Plan in accordance with the following provisions:

               -- An individual who is an Eligible Employee on the start date of any Offering Period under the Plan shall be eligible to commence participation in that Offering Period on such start date.

               -- An individual who first becomes an Eligible Employee after the start date of any Offering Period under the Plan may enter any subsequent Offering Period on which he/she remains an Eligible Employee.

          B. To participate in the Plan for a particular Offering Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) on or before the start date for the Offering Period.

          C. A Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee or withdraws from the Plan under Paragraph VII. F(i) below. A Participant who discontinues payroll deductions or withdraws from the Plan may again become a Participant by following the procedure described in Paragraph V. B above.

     VI.  PAYROLL DEDUCTIONS

          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Compensation paid to the Participant during each Purchase Period within that Offering Period, up to a maximum of ten percent (10%). However, if the Plan Administrator authorizes participation in more than one Offering Period at any one time, the maximum authorized payroll deduction remains ten percent (10%) per Participant. The deduction rate so authorized shall continue in effect for the remainder of the Offering Period, except to the extent such rate is changed in accordance with the following guidelines:

                (i) The Participant may, at any time during the Offering Period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than two (2) such reductions per Purchase Period (or such lesser or greater number authorized by the Plan Administrator prior to the start of any Purchase Period).

                (ii) The Participant may, prior to the commencement of any new Purchase Period within the Offering Period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the Purchase Period following the filing of such form.

          B. Payroll deductions shall begin on the first pay day following the start date for the Purchase Period in the Offering Period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Offering Period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

          C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

          D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different Offering Period.

     VII. PURCHASE RIGHTS

          A.    GRANT OF PURCHASE RIGHT.  A Participant shall be granted a
                -----------------------
separate purchase right for each Offering Period in which he or she participates. The purchase right shall be granted on the start date of the Offering Period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such Offering Period, upon the terms set forth below. If authorized by the Plan Administrator then Participants may participate in more than one (1) Offering Period at any one time. The purchase right shall be granted on the date such individual first joins an Offering Period, shall continue until the end of the Offering Period, and shall be automatically exercised in successive semi-annual installments on the last business day of the Purchase Period each year (April and October or such other date selected by the Plan Administrator as the ending date for the Purchase Period) until the Offering Period ends. Accordingly, each purchase right may be exercised up to two (2) times each year it remains outstanding. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate. For purposes of this subparagraph, the following rules shall apply: ownership of stock shall be determined after applying the attribution rules of
Section 424(d) of the Code; each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and each Participant shall be deemed to have the right to purchase 500 shares of Common Stock under this Plan in the initial Purchase Period and 250 shares of Common Stock under this Plan in each subsequent Purchase Period.

          B.    EXERCISE OF THE PURCHASE RIGHT.  Each purchase right shall be
                ------------------------------
automatically exercised in installments on each successive Purchase Date within the Offering Period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

          C.    PURCHASE PRICE.  The purchase price per share at which Common
                --------------
Stock will be purchased on the Participant's behalf on each Purchase Date within the Offering Period shall be equal to eighty-five percent (85%) of the lower of
                                                                       -----
(i) the Fair Market Value per share of Common Stock on the start date for that Offering Period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D.    NUMBER OF PURCHASABLE SHARES.  The number of shares of Common
                ----------------------------
Stock purchasable by a Participant on each Purchase Date during the Offering Period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed FIVE HUNDRED (500) SHARES on the initial Purchase Date under the Plan and shall not exceed TWO HUNDRED FIFTY HUNDRED (250) shares on any subsequent Purchase Date, subject in each case to periodic adjustments in the event of certain changes in the Corporation's capitalization.

          E.    EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to
                -------------------------
the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

          F.    TERMINATION OF PURCHASE RIGHT.  The following provisions shall
                -----------------------------
govern the termination of outstanding purchase rights:

                (i) A Participant may, at any time prior to the next Purchase Date in the Offering Period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible. No partial refund shall be permitted.

                (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Offering Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date for that Offering Period.

                (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or
(b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided the Participant returns to service prior to the expiration date of the Offering Period in which such leave began.

          G.  CORPORATE TRANSACTION.  Each outstanding purchase right shall
              ---------------------
automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of
                                 -----
Common Stock on the start date for the applicable Offering Period in which each Participant is enrolled and in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

          The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

          H.  PRORATION OF PURCHASE RIGHTS.  Should the total number of shares
              ----------------------------
of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

          I.  ASSIGNABILITY.  During the Participant's lifetime, the purchase
              -------------
right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          J.  STOCKHOLDER RIGHTS.  A Participant shall have no stockholder
              ------------------
rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the

Participant has become a holder of record of the purchased shares. The Plan Administrator may impose such market stand-off and other restrictions on transfer of shares acquired under this Plan as it deems reasonable.

     VIII.  ACCRUAL LIMITATIONS

            A. Any other provision of the Plan notwithstanding, no Participant shall purchase Common Stock with a Fair Market Value in excess of the following limit:

                (1) In the case of Common Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to
(A) $25,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Corporation or any parent or subsidiary of the Corporation).

                (2) In the case of Common Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Corporation or any parent or subsidiary of the Corporation) in the current calendar year and in the immediately preceding calendar year.

                (3) In the case of Common Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Common Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Corporation or any parent or subsidiary of the Corporation) in the current calendar year and in the two preceding calendar years.

          B. For purposes of this Article VIII, the Fair Market Value of Common Stock shall be determined in each case as of the beginning of the Offering Period in which such Common Stock is purchased. Employee stock purchase plans not described in Section 423 of the Code shall be disregarded. If a Participant is precluded by this Article VIII from purchasing additional Common Stock under the Plan, then any payroll deductions which the Participant has made to date during that Purchase Period shall be promptly refunded and the Participant's payroll deductions shall automatically be discontinued and shall resume at the beginning of the earliest Purchase Period ending in the next calendar year (if he or she then is an Eligible Employee).

          C. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.  EFFECTIVE DATE AND TERM OF THE PLAN

          A. The Plan was adopted by the Board on July 18, 1997 and shall become effective at the Effective Time, provided no purchase rights granted
                                        --------
under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial Offering Period hereunder shall be refunded.

          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in April 2007, (ii) the date on
         --------
which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

     X.   AMENDMENT OF THE PLAN

          The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. Except for permissible adjustments under Paragraph III. B, any increase in the aggregate number of shares of Common Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Corporation. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Corporation to the extent required by an applicable law or regulation.

     XI.  GENERAL PROVISIONS

          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

         C .    The provisions of the Plan shall be governed by the laws of the
State of Delaware without resort to that State's conflict-of-laws rules.

                                  SCHEDULE A
                                  ----------
                         CORPORATIONS PARTICIPATING IN
                         EMPLOYEE STOCK PURCHASE PLAN
                           AS OF THE EFFECTIVE TIME
                           ------------------------

                            Pervasive Software Inc.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Plan:

          A.    BOARD shall mean the Corporation's Board of Directors.
                -----

          B.    CASH COMPENSATION shall mean the (i) regular base salary paid to
                -----------------
a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code
Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.

          C.    CODE shall mean the Internal Revenue Code of 1986, as amended.
                ----

          D.    COMMON STOCK shall mean the Corporation's common stock.
                ------------

          E.    CORPORATE AFFILIATE shall mean any parent or subsidiary
                -------------------
corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

          F.    CORPORATE TRANSACTION shall mean either of the following
                ---------------------
stockholder-approved transactions to which the Corporation is a party:

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

          G.    CORPORATION shall mean Pervasive Software Inc., a Delaware
               -----------
corporation, and any corporate successor to all or substantially all of the assets or voting stock of Pervasive Software Inc. which shall by appropriate action adopt the Plan.

          H.    EFFECTIVE TIME shall mean the time at which the Underwriting
                --------------
Agreement is executed and finally priced. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

          I.    ELIGIBLE EMPLOYEE shall mean any person who is engaged, on a
                -----------------
regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

          J.    FAIR MARKET VALUE per share of Common Stock on any relevant date
                -----------------
shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) For purposes of the initial Offering Period which begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

          K.    1933 ACT shall mean the Securities Act of 1933, as amended.
                --------

          L.    OFFERING PERIOD shall mean each successive 24-month period with
                ---------------
respect to which the right to purchase shares of Common Stock may be granted under the Plan to each Participant.

          M.    PARTICIPANT shall mean any Eligible Employee of a Participating
                -----------
Corporation who is actively participating in the Plan.

          N.    PARTICIPATING CORPORATION shall mean the Corporation and such
                -------------------------
Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

          O.    PLAN shall mean the Corporation's Employee Stock Purchase Plan,
                ----
as set forth in this document.

          P.    PLAN ADMINISTRATOR shall mean the committee of one (1) or more
                ------------------
Board members appointed by the Board to administer the Plan.

          Q.    PURCHASE DATE shall mean the last business day of each Purchase
                -------------
Period.  The initial Purchase Date shall be April 30, 1998.

          R.    PURCHASE PERIOD shall mean each successive period within the
                ---------------
Offering Period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

          S.    STOCK EXCHANGE shall mean either the American Stock Exchange or
                --------------
the New York Stock Exchange.

          T.    UNDERWRITING AGREEMENT shall mean the agreement between the
                ----------------------
Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                            PERVASIVE SOFTWARE INC.

EMPLOYEE STOCK PURCHASE PLAN

(AS ADOPTED EFFECTIVE SEPTEMBER __, 1997)